RXi Pharmaceuticals
NASDAQ: RXII
Panel: Platform Technologies and
Novel Therapeutics
15th Annual Biotech in Europe Forum for Global
Partnering and Investment Conference
September 29, 2015
RXi Pharmaceuticals
NASDAQ: RXII
Panel: Platform Technologies and
Novel Therapeutics
15th Annual Biotech in Europe Forum for Global
Partnering and Investment Conference
September 29, 2015
®
Exhibit 99.2

Property of RXi Pharmaceuticals
Forward Looking Statements
This
presentation
contains
forward-looking
statements
within
the
meaning
of
the
Private
Securities
Litigation
Reform
Act
of
1995.
Words
such
as
“believes,”
“anticipates,”
“plans,”
“expects,”
“indicates,”
“will,”
“intends,”
“potential,”
“suggests”
and
similar
expressions
are
intended
to
identify
forward-looking
statements.
These
statements
are
based
on
RXi
Pharmaceuticals
Corporation’s
(the
“Company”)
current
beliefs
and
expectations.
Such
statements
include,
but
are
not
limited
to,
statements
about
the
future
development
of
the
Company’s
products
(including
timing
of
clinical
trials
and
related
matters
associated
therewith),
the
expected
timing
of
certain
developmental
milestones,
the
reporting
of
unblinded
data,
potential
partnership
opportunities,
the
Company’s
competition
and
market
opportunity
and
pro
forma
estimates.
The
inclusion
of
forward-looking
statements
should
not
be
regarded
as
a
representation
by
the
Company
that
any
of
its
plans
will
be
achieved.
Actual
results
may
differ
from
those
set
forth
in
this
presentation
due
to
risks
and
uncertainties
in
the
Company’s
business,
including
those
identified
under
“Risk
Factors”
in
the
Company’s
most
recently
filed
Quarterly
Report
on
Form
10-Q
and
in
other
filings
the
Company
periodically
makes
with
the
U.S
Securities
and
Exchange
Commission.
The
Company
does
not
undertake
to
update
any
of
these
forward-looking
statements
to
reflect
a
change
in
its
views
or
events
or
circumstances
that
occur
after
the
date
of
this
presentation.

Property of RXi Pharmaceuticals
From Platform to Product Company
Platforms build on creative new ideas that can be broadly
applied in drug development
Platform companies struggle because their value is determined by ultimate product success
Result:
Companies disappear or the value of their platform is
not maximized (few disease areas only)
Result:
Fewer patients get the benefit from use of the innovation
Result: Reduced shareholder value due to under-utilized
platform
How Patients have Suffered in the Transition

Property of RXi Pharmaceuticals
Platform Technologies & Novel Therapeutics
Challenge:
Evolve from a Platform-based Company into a Product-
based Company while preserving the total value and
potential of the Company.
Solution:
Identify innovative ways to capitalize on portions of the
platform outside the Company’s strategic core focus in
order to broaden the development of and access to novel
therapeutics for patients and physicians, while building
shareholder value.

Property of RXi Pharmaceuticals
Transition
Platform to Product Company
Maintain Optimum Use of Innovation
Identify
Strategic identification of the disease areas in which your
company wants to compete and which allow for demonstration
of proof of concept of the platform in the near term
Select
1–3 product candidates from your platform for internal
development in the selected disease areas
Collaborate
Form research partnerships where relevant for optimum
delivery of the selected development candidates
Maximize IP
Create immediate shareholder value by maximizing platform IP as a venture investment tool in start-up biotech firms, similar to venture capital funds
Partner
Conventional business development effort with large
companies; including R&D contracts or through conventional
out-licensing efforts

Property of RXi Pharmaceuticals
Example: RXi Pharmaceuticals
Started as platform RNAi company
Transformational self-delivering RNAi (sd-rxRNA
®
) platform
Multiple potential disease area targets
Core Focus: Dermatology & Ophthalmology selected for product development
Collaborations ongoing with 3 formulation companies
Invested in an oncology cell therapy company through IP license to RXi’s self-delivering platform
Negotiating a similar approach in another therapeutic area
Negotiating conventional business development arrangements with larger regional/global firms
Transition from Platform to Product Company

Property of RXi Pharmaceuticals
sd-rxRNA
®
: RXi’s Proprietary Platform
RXi’s unique sd-rxRNA platform allows for rapid identification of lead compounds for multiple targets in different therapeutic areas
RXi’s Strategic Core Focus
Open for Partnering/Licensing
sd-rxRNA Platform
Dermatology
Scarring (fibrosis)
Hyperpigmentation disorders
Photo aging
Ophthalmology
Retinal scarring
AMD, PVR
Corneal scarring
Local Delivery
Arthritis
Endometriosis
Lung Fibrosis
Chronic
wounds
Systemic & Cancer
Liver fibrosis
Kidney fibrosis
Cancer
Cell Therapy
Exclusive license to
platform for cell-based
immunotherapies in cancer
Other therapeutic areas for
cell therapy still available